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                                                                 Exhibit 10.27.1

                            AMENDMENT NO. ONE TO THE
              ARTHUR J. GALLAGHER & CO. RESTATED 1988 NONQUALIFIED
                                STOCK OPTION PLAN


         THIS AMENDMENT NO. ONE to the ARTHUR J. GALLAGHER & CO. 1988 NONQUALIFIED STOCK OPTION PLAN (as restated January 22, 1998), dated January 20, 2000, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

         WHEREAS, the Arthur J. Gallagher & Co. 1988 Nonqualified Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1988; and

         WHEREAS, the Company's Board of Directors has determined that the Plan should be amended to increase the number of shares of the Company's Common Stock subject to the Plan by 500,000 from 6,350,000 to 6,850,000 shares.

         NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approval of the Board of Directors of the Company:

         1. The first sentence of Paragraph 3 of the Plan is hereby amended in its entirety to read as follows:

         "The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 6,850,000 shares of the Common Stock of the Company."

         2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Amendment No. One to the Restated Plan as of the 20th day of January, 2000.

                                        ARTHUR J. GALLAGHER & CO.


                                        By: /s/ J. Patrick Gallagher, Jr.
                                            ---------------------------------
                                            J. Patrick Gallagher, Jr.
                                            President
ATTEST:


/s/ Michael J. Cloherty
---------------------------------
Michael J. Cloherty
Secretary